UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 14, 2023
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road, Spring, TX	77389
(Address of principal executive offices)	(Zip code)

(678) 259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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Emerging growth company

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01
Other Events.

On June 14, 2023, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”) closed its previously announced registered public offering of $250,000,000 aggregate principal amount of 5.900% notes due 2024 (the “2024 Notes”) and $550,000,000 aggregate principal amount of 5.250% notes due 2028 (the “2028 Notes,” and together with the 2024 Notes, the “Notes”). The 2024 Notes are consolidated, form a single series and are fully fungible with the 5.900% notes due 2024 that were issued on March 21, 2023 in aggregate principal amount of $1,300,000,000. After giving effect to the issuance of the 2024 Notes, there are $1,550,000,000 aggregate principal amount of 5.900% notes due 2024 outstanding.

The Notes were issued pursuant to the base indenture dated as of October 9, 2015 (the “Indenture”) as supplemented by the nineteenth supplemental indenture, dated as of March 21, 2023, with respect to the 2024 Notes, and the twenty-first supplemental indenture, dated as of June 14, 2023, with respect to the 2028 Notes (collectively, the “Supplemental Indentures”), each between Hewlett Packard Enterprise and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). Copies of the Indenture and the Supplemental Indentures, each including the form of Notes attached thereto, are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report on Form 8-K and are incorporated herein by reference. A copy of the legal opinion of Gibson, Dunn & Crutcher LLP relating to the Notes is attached hereto as Exhibit 5.1.

Item 9.01
Financial Statements and Exhibits.

Exhibit Number	Description
4.1
Senior Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Hewlett Packard Enterprise’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2015).

4.2
Nineteenth Supplemental Indenture, dated as of March 21, 2023, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 5.900% notes due 2024 (incorporated by reference to Exhibit 4.2 to Hewlett Packard Enterprise’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 21, 2023).

4.3
Twenty-First Supplemental Indenture, dated as of June 14, 2023, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 5.250% notes due 2028.

4.4	Form of 5.900% notes due 2024 (contained in Exhibit 4.2).
4.5	Form of 5.250% notes due 2028 (contained in Exhibit 4.3).
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
23.1	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY
DATE:	June 14, 2023	By:	/s/ Rishi Varma
		Name:	Rishi Varma
		Title:	Senior Vice President, General Counsel and Corporate Secretary